EXHIBIT 10.14
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                            PLACEMENT AGENT AGREEMENT

                                                         Dated: October 17, 2007

Joseph Gunnar & Co., LLC
30 Broad Street
New York, NY 10004

Gentlemen:

1. Offering.

     A. Aslahan Enterprises Ltd., a Nevada corporation (the "Company"), and RedRoller, Inc., a Delaware corporation ("RedRoller"), hereby engage Joseph Gunnar & Co., LLC (the "Placement Agent") to act as the Company's exclusive placement agent with respect to the issuance and sale by the Company (the "Offering") of up to 2,352,941 units (the "Maximum Offering"), each such unit (each , a "Unit" and collectively the "Units") consisting of (i) four shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and
(ii) a five-year warrant to purchase one share of Common Stock at an exercise price of $1.70 per share (each, a "Warrant"), as follows: (i) on a "best efforts, all or none" basis with respect to the first 1,764,706 Units sold ("Minimum Offering"), (ii) on a "best efforts" basis with respect to the remaining 588,235 Units, and (iii) to the extent that 2,352,941 Units are sold, on a "best efforts" basis with respect to an additional 235,294 Overallotment Units (as such term is defined in the Memorandum). The Company and the Placement Agent hereby both acknowledge that the sale of the Units in connection with the Minimum Offering shall represent no greater than 20% of the fully-diluted shares of capital stock of the Company. The Placement Agent is hereby authorized to engage, at its option, the services of other broker-dealers (the "Designees") who are members of the Financial Industry Regulatory Authority ("FINRA", formerly, National Association of Securities Dealers, Inc.) to assist it in soliciting subscribers and to remit to such broker-dealers the commissions payable to the Placement Agent hereunder as it shall determine.

     The Offering is subject to (i) the terms and conditions set forth in the Company's Confidential Private Placement Memorandum dated September 20, 2007 (such memorandum with all exhibits thereto, the "Memorandum"), (ii) the completion and execution of a subscription agreement and a confidential investor questionnaire by each purchaser of Units and the Company (collectively, the "Subscription Documents") (the Subscription Documents and the Memorandum are collectively referred to as the "Offering Documents"), and (iii) the conditions set forth in Section 9 hereof. The Company shall issue and sell to the Placement Agent or its designee(s), for nominal consideration, five-year warrants to purchase the number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock sold in connection with the Offering (the "Placement Agent Warrants") at a purchase price equal to 200% of the price at which shares of Common Stock are sold to purchasers of Units in connection with the Offering. The Placement Agent Warrants may not be exercised prior to ninety
(90) days from the initial closing of the Offering. The shares of Common Stock comprising the Units sold in this Offering are hereinafter sometimes collectively referred to as the "Unit Shares." The Units, the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (the "Placement Agent Shares") are hereinafter sometimes collectively referred to as the "Securities."

     The Units will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act"). Purchasers of the Units will be granted certain registration rights with respect to the Unit Shares and the Warrant Shares, as more fully set forth in a Registration Rights

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Agreement (the "Registration Rights Agreement") and the Warrants. The Placement
Agent will be granted certain registration rights with respect to the Placement Agent Warrants, as more fully set forth in the Placement Agent Warrants.

     B. The closing of the Offering (the "Closing") shall occur on the later of:
(a) the receipt of acceptable subscriptions equal to the Minimum Offering amount or (b) the closing of the merger (the "Merger") of RedRoller and RedRoller Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company. The Offering shall terminate on October 31, 2007 (the "Offering Period"); PROVIDED, HOWEVER, that the Company and the Placement Agent may extend the Offering Period without notice to the prospective purchasers of Units for no more than two (2) thirty (30) day periods thereafter.

     The Company will issue certificates representing the shares of Common Stock and Warrants comprising the Units as soon as possible but in any event no later than five (5) business after the Closing.

2. Information.

     A. The Units shall have the terms set forth in and shall be offered by the Company by means of the Offering Documents. Payment for the Units shall be made by wire transfer as more fully described in the Subscription Agreement. The minimum purchase by any purchaser shall be Twenty Nine Thousand, Four Hundred and Twelve (29,412) Units or One Hundred Thousand Dollars ($100,000), unless subscriptions for lesser amounts are accepted at the discretion of the Company. The Placement Agent and the Company agree that the Units will be offered solely to "accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act and Rule 506 of Regulation D under the Securities Act.

     B. All funds received from subscriptions arranged will be promptly transmitted to the escrow account maintained at U.S. Bank N.A. (the "Escrow Agent") and designated as "U.S. Bank/RedRoller, Inc. - Escrow Account." At the Closing, the funds received in respect of the Units closed on will be forwarded to the Company, against delivery of the appropriate number of shares of Common Stock and Warrants, net of (i) a Placement Agent commission payable in cash in an amount equal to nine percent (9%) of the gross proceeds of the Units sold to retail investors and six percent (6%) of the gross proceeds of the Units sold to institutional investors in this Offering, (ii) the Placement Agent Warrants, and
(iii) any reasonable, documented out-of-pocket costs and expenses paid or to be paid by the Placement Agent including, but not limited to, printing, filing, background examinations of the Company's officers, directors, controlling persons and key employees, mailing, travel, lodging, plus legal expenses except that the Company shall not be responsible for any fees or expenses of the Placement Agent's legal counsel in excess of $30,000 without the Company's prior written approval.

     C. The Company and the Placement Agent reserve the right to reject any subscriber, in whole or in part, in their sole discretion. Funds received by the Company from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

3. Representations, Warranties and Covenants of Placement Agent.

     The Placement Agent represents, warrants and covenants as follows:

          (i) It has the necessary power to enter into this Placement Agent Agreement and to consummate the transactions contemplated hereby.

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          (ii) The execution and delivery by the Placement Agent of this
Placement Agent Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Placement Agent Agreement constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof is subject to general principles of equity, or (c) the indemnification provisions hereof may be held to be violative of public policy.

          (iii) The Placement Agent will deliver to each potential investor, prior to any submission by such person of a written offer relating to the purchase of the Units, a copy of the Offering Documents, as they may have been most recently amended or supplemented by the Company.

          (iv) Upon receipt of executed Subscription Documents from investors, the Placement Agent will promptly forward copies of the subscription documents to the Company.

          (v) The Placement Agent will not deliver the Offering Documents to any person they do not reasonably believe to be an Accredited Investor or to any person in a state where it does not reasonably believe that the Offering is exempt from the applicable state "Blue Sky" laws.

          (vi) The Placement Agent will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the respective rules and regulations promulgated thereunder (the "Rules and Regulations").

          (vii) The Placement Agent shall have no obligation to insure that (a) any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the subscriber in accordance with its terms; or (b) subject to the performance of the Placement Agent's obligations and the accuracy of its representations and warranties hereunder, (i) the Offering is exempt from the registration requirements of the Securities Act or any applicable state "Blue Sky" law; or (ii) any prospective purchaser is an Accredited Investor; provided that Placement Agent will not deliver the Offering Documents to any person they do not reasonably believe to be an Accredited Investor.

          (viii) The Placement Agent is a member of the FINRA and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent, unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in compliance with all material rules and regulations applicable to the Placement Agent generally and to the Placement Agent's participation in the Offering.

4. Representations and Warranties of the Company.

     The Company hereby represents and warrants as follows:

          (i) The execution, delivery and performance of each of this Placement Agent Agreement, the Subscription Documents and the Escrow Agreement has been duly and validly authorized by the Company and is, or with respect to the Subscription Agreements, will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that

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(a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity; or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

          (ii) Prior to the Closing, the issuance, sale and delivery by the Company of the Securities will be duly authorized by all requisite corporate action of the Company. The Warrant Shares and the Placement Agent Shares will, prior to the Closing, be duly reserved for issuance upon exercise of the Warrants and exercise of the Placement Agent Warrants, respectively.

          (iii) All issued and outstanding securities of the Company have been duly authorized and validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. Upon the Closing and assuming the sale of Units equal to the Minimum Offering amount, the authorized capital stock of the Company shall consist of 200,000,000 shares of Common Stock, 24,278,960 shares of which shall be issued and outstanding, and no shares of preferred stock.

          (iv) Except as set forth in the Offering Documents, there are: (i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any securities of the Company; (ii) no restrictions on the transfer of the Company's capital stock imposed by the Company's Articles of Incorporation or Bylaws or any agreement to which the Company is a party, any order of any court or any governmental agency to which the Company is subject or any statute other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting or preemptive rights for any of the Company's capital stock; (iv) no registration rights under the Securities Act with respect to the Company's capital stock; (v) no antidilution adjustment provisions or similar rights with respect to the outstanding securities of the Company will be triggered by the issuance of the Securities; (vi) no voting trusts or agreements, shareholders agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party; and (vii) no options or other rights to purchase securities from its shareholders granted by such shareholders.

          (v) The Warrant Shares and the Placement Agent Shares, when issued in accordance with the terms of the Subscription Agreement, the Warrants, the Placement Agent Warrants and the terms of this Placement Agent Agreement as the case may be, will be validly issued, fully-paid and non-assessable. The Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (vi) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Documents to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any nature whatsoever, other than those set forth in the Offering Documents and liens for taxes not yet due and payable. All of the leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above,

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or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease.

          (vii) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the Company or its properties or business, except as set forth in the Offering Documents. The Company is not a party to any order, writ, injunction, judgment or decree of any court.

          (viii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Except as set forth in the Offering Documents, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company ("MAE"). The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business), and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged, except where failure to so comply would not have a MAE. The Company has all corporate power and authority to enter into this Placement Agent Agreement, the Subscription Documents, the Units, the Warrants, the Placement Agent Warrants, and Escrow Agreement and to carry out the provisions and conditions hereof and thereof and to issue, sell and deliver the Securities. No consents, authorizations, approvals, or orders of, or registration, qualification, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection herewith and therewith or to issue, sell and deliver the Securities, other than registration or qualification, or taking such action to secure exemption from such registration or qualification of the Securities under applicable state, federal or foreign securities laws, which actions have been taken or will be taken prior to the Closing.

          (ix) Except as set forth in the Offering Documents, the Company is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, excluding trade payables and purchase orders as generally described in the Offering Documents. The Company is not in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation, except for the violation of statutes, rules or regulations would not have a MAE. Neither the execution and delivery of this Placement Agent Agreement and the Subscription Documents, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Documents, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, if any, pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except where such default, lien, charge or encumbrance would not have a MAE; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any

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statute, order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

          (x) Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Placement Agent Agreement other than the Placement Agent and there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Securities.

          (xi) Subject to the performance by the Placement Agent of its obligations hereunder, and the accuracy of the representations and warranties made by the respective investors in the Subscription Documents, the Offering Documents and the offer and sale of the Securities comply, and will continue to comply, through the Offering Period with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Documents nor any amendment or supplement thereto, nor any other documents prepared by the Company in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Documents are true and correct as of the date of the Offering Documents and will be true and correct in all material respects on the date of the Closing. If at any time prior to the completion of the Offering or other termination of this Placement Agent Agreement any event shall occur as a result of which it might, in the Company's opinion, become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent with amendments or supplements correcting such statement or omission.

          (xii) All taxes which are due and payable from the Company have been paid in full or appropriate extensions of such payment have been obtained and the Company does not have any tax deficiency or claim outstanding assessed or proposed against it (except for such amounts set forth in the Offering Documents, which amounts will be paid at Closing).

          (xiii) Neither the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of each of the Company or its subsidiaries (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company and its subsidiaries, if any, to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a MAE on the assets, business or operations of the Company or its subsidiaries as reflected in any of the financial statements contained in the Offering Documents, or (C) if not continued in the future, might adversely affect the assets, business or operations of the Company or its subsidiaries in the future.

          (xiv) Assuming (i) the accuracy of the information provided by the respective investors in the Subscription Documents and (ii) that the Placement Agent have complied in all material respects with their obligations under this Placement Agent Agreement, the offer and sale of the Units pursuant to the terms of the Offering Documents are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

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          (xv) When the Warrant Shares and the Placement Agent Shares shall have been duly delivered to the purchasers and payment shall have been made therefor, the purchasers thereof shall have good and marketable title to the Warrant
Shares and the Placement Agent Shares, as the case may be, free and clear of all liens, encumbrances and claims whatsoever and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

          (xvi) The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Placement Agent. No representation or warranty by the Company in this Placement Agent Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to the Placement Agent contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          (xvii) The Company will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor.

          (xviii) The Company will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, Exchange Act or the Rules and Regulations.

          (xix) The Company shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and (b) that any information furnished by a prospective investor is true and accurate.

          (xx) To the best of Company's knowledge, since August 31, 2007, except as disclosed in the Offering Documents, the Company has not incurred any liabilities or obligations, direct or contingent, not consistent with its past practices, or entered into any transaction not consistent with its past practices, which is material to the business of the Company, and, since the date of the Memorandum, there has not been any change in the capital stock of, or any incurrence of funded debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

          (xxi) Except as set forth in the Offering Documents, the Company filed all Federal, State, local and foreign tax returns, if any, which are required to be filed by it to the relevant agencies and all such returns are true and correct in all material respects except as the Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued by generally accepted accounting principals consistently applied. To the best of current management's knowledge, the tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

          (xxii) Except with respect to holders of the Units, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall grant registration rights under the Securities Act to the Investors in the Offering and/or

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their transferees as more fully described in the Subscription Agreement between the Company and the Investors.

          (xxiii) No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings by the Company.

5. Representations and Warranties of RedRoller.

     RedRoller hereby represents and warrants as follows:

          (i) The execution, delivery and performance of each of this Placement Agent Agreement has been duly and validly authorized by RedRoller and is a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity; or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

          (ii) All issued and outstanding securities of RedRoller have been duly authorized and validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. As of the date hereof, the authorized capital stock of RedRoller consists 50,000,000 shares of common stock, par value $0.01 per share, of which 6,892,804 are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.01 per share, of which 4,607,784 are issued and outstanding.

          (iii) Except as set forth in the Offering Documents or on Schedule 5(iii) hereto, there are: (i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which RedRoller is or may become obligated to issue, sell or repurchase any securities of RedRoller; (ii) no restrictions on the transfer of RedRoller's capital stock imposed by RedRoller's Certificate of Incorporation or Bylaws or any agreement to which RedRoller is a party, any order of any court or any governmental agency to which RedRoller is subject or any statute other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting or preemptive rights for any of RedRoller's capital stock; (iv) no registration rights under the Securities Act with respect to RedRoller's capital stock; (v) no antidilution adjustment provisions or similar rights with respect to the outstanding securities of RedRoller will be triggered by the issuance of the Securities; (vi) no voting trusts or agreements, shareholders agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of RedRoller to which RedRoller is a party; and (vii) no options or other rights to purchase securities from its shareholders granted by such shareholders.

          (iv) Each of RedRoller and its subsidiary, Taylor Systems Engineering, a Michigan corporation ("TSE"), has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Documents to be owned or leased by RedRoller and TSE), free and clear of all liens, encumbrances, claims, security interests and defects of any nature whatsoever, other than those set forth in the Offering Documents and liens for taxes not yet due and payable. All of the leases and subleases under which RedRoller is the lessor or sublessor of properties or assets or under which RedRoller holds properties or assets as lessee or sublessee are in full force and effect, and

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RedRoller is not in default with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of RedRoller as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of RedRoller to continued possession of the leased or subleased premises or assets under any such lease or sublease.

          (v) There is no litigation or governmental proceeding pending or, to the best of RedRoller's knowledge, threatened against, or involving RedRoller or TSE or their properties or business, except as set forth in the Offering Documents. RedRoller is not a party to any order, writ, injunction, judgment or decree of any court.

          (vi) Each of RedRoller and TSE has been duly organized and is validly existing as a corporation in good standing under their respective jurisdictions of incorporation. Except for TSE and as set forth in the Offering Documents, RedRoller does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. RedRoller owns 100% of the outstanding capital stock of TSE. Each of RedRoller and TSE is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on RedRoller and TSE taken as a whole (a "RR MAE"). Each of RedRoller and TSE has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business), and each of RedRoller and TSE is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged, except where failure to so comply would not have a RR MAE. RedRoller has all corporate power and authority to enter into this Placement Agent Agreement and to carry out the provisions and conditions hereof. No consents, authorizations, approvals, or orders of, or registration, qualification, declaration or filing with, any federal, state or local governmental authority on the part of RedRoller is required in connection herewith.

          (vii) Except as set forth in the Offering Documents or on Schedule 5(iii) hereto, each of RedRoller and TSE is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for any breach or default that would not have a RR MAE and excluding trade payables and purchase orders as generally described in the Offering Documents. Each of RedRoller and TSE is not in violation of any provision of its respective charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation, except for the violation of statutes, rules or regulations would not have a RR MAE. Neither the execution and delivery of this Placement Agent Agreement and the Subscription Documents, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Documents, nor the compliance by each of RedRoller and TSE with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of RedRoller and its subsidiaries, if any, pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which RedRoller or its subsidiaries may be bound or to which any of the property or assets of RedRoller or its subsidiaries is subject except where such default, lien, charge or encumbrance would not have a RR MAE; nor will such action result in any violation of the provisions of the charter or the Bylaws of each of

RedRoller and TSE or, assuming the due performance by the Placement Agent of its obligations hereunder, any statute, order, rule or regulation applicable to RedRoller or its subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over each of RedRoller and TSE.

          (viii) Neither RedRoller nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Placement Agent Agreement other than the Placement Agent and there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Securities.

          (ix) Each of RedRoller and TSE owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such license, patent or rights described in the Offering Documents as being owned or possessed by each of RedRoller and TSE) and there is no claim or action by any person pertaining to, or proceeding, pending or to RedRoller's knowledge, threatened, which challenges the rights of each of RedRoller and TSE with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of each of RedRoller's and TSE's businesses (including, without limitation, any such licenses or rights described in the Offering Documents as being owned or possessed by each of RedRoller and TSE); to RedRoller's knowledge, each of RedRoller's and its TSE's current products, services or processes do not infringe on the patents currently held by any third party.

          (x) Each of RedRoller and TSE is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (xi) Neither the Offering Documents nor any amendment or supplement thereto, nor any other documents prepared by RedRoller in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts related to RedRoller and TSE in the Offering Documents are true and correct as of the date of the Offering Documents and will be true and correct in all material respects on the date of the Closing. If at any time prior to the completion of the Offering or other termination of this Placement Agent Agreement any event shall occur as a result of which it might, in RedRoller's opinion, become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, RedRoller will promptly notify the Placement Agent and will supply the Placement Agent with amendments or supplements correcting such statement or omission.

          (xii) Except as set forth in the Offering Documents or on Schedule 5(xii) hereto, all taxes which are due and payable from each of RedRoller and TSE have been paid in full or appropriate extensions of such payment have been obtained and each of RedRoller and TSE does not have any tax deficiency or claim outstanding assessed or proposed against it (except for such amounts set forth in the Offering Documents, which amounts will be paid at Closing).

          (xiii) The unaudited financial statements of RedRoller included in the Offering Documents fairly present the financial position, results of operations, stockholders equity and cash flows, in all material respects, of RedRoller at the respective dates thereof and for the periods referred to therein.

          (xiv) Neither RedRoller nor its subsidiaries, if any, nor any of their respective officers, directors, employees or agents, nor any other person acting on behalf of RedRoller or its subsidiaries, if any, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of each of RedRoller and TSE (or assist it in connection with any actual or proposed transaction) which (A) might subject RedRoller and its subsidiaries, if any, to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a RR MAE on the assets, business or operations of RedRoller or its subsidiaries as reflected in any of the unaudited financial statements contained in the Offering Documents, or (C) if not continued in the future, might adversely affect the assets, business or operations of RedRoller or TSE in the future.

          (xv) RedRoller understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Placement Agent. No representation or warranty by RedRoller in this Placement Agent Agreement, and no written statement contained in any document, certificate or other writing delivered by RedRoller to the Placement Agent contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          (xvi) RedRoller will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor.

          (xvii) RedRoller will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, Exchange Act or the Rules and Regulations.

          (xviii) RedRoller shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and (b) that any information furnished by a prospective investor is true and accurate.

          (xix) Except as set forth in the Offering Documents, as of the date hereof, RedRoller has no contractual liability or any other liability, whether accrued, contingent, absolute, determined, indeterminable or otherwise, which was not (i) reflected or reserved against in the financial statements or (ii) incurred in the ordinary course of business, consistent with past practice since its inception.

          (xx) To the best of Company's knowledge, since August 31, 2007, except as disclosed in the Offering Documents, RedRoller has not incurred any liabilities or obligations, direct or contingent, not consistent with its past practices, or entered into any transaction not consistent with its past practices, which is material to the business of RedRoller, and, since the date of the Memorandum, there has not been any change in the capital stock of, or any incurrence of funded debt by, RedRoller, or any issuance of options, warrants or other rights to purchase the capital stock of RedRoller, or any adverse change or any development involving, so far as RedRoller can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of RedRoller, and RedRoller has not become a party to, and neither the business nor the property of RedRoller has become the subject of, any material litigation whether or not in the ordinary course of business.

          (xxi) Except as set forth in the Offering Documents or on Schedule 5(xii) hereto, RedRoller filed all Federal, State, local and foreign tax returns, if any, which are required to be filed by it to the relevant agencies and all such returns are true and correct in all material respects except as RedRoller has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. RedRoller has properly accrued all taxes required to be accrued by generally accepted accounting principals consistently applied. To the best of current management's knowledge, the tax returns of RedRoller have never been audited by any state, local or Federal authorities. RedRoller has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

6. Certain Covenants and Agreements of the Company and RedRoller.

     The Company and, as applicable, RedRoller covenant and agree at their expense and without any expense to the Placement Agent as follows:

     A. To advise the Placement Agent of any adverse change in the Company's or RedRoller's financial condition, prospects or business or of any development materially affecting the Company or RedRoller or rendering untrue or misleading any material statement in the Offering Documents occurring at any time prior to the Closing as soon as reasonably practicable after the Company or RedRoller is either informed or becomes aware thereof.

     B. To use their respective best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Offering Documents, the Units, the Warrants and the Placement Agent Warrants under the securities laws of such jurisdictions as the Placement Agent shall reasonably request, provided that such states and jurisdictions do not require the Company or RedRoller to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company and RedRoller. The Company's or RedRoller's counsel shall perform the required "Blue Sky" services, and all reasonable expenses and disbursements of Company's counsel relating to such "Blue Sky" matters and relating to the Offering shall be paid by the Company or RedRoller.

     C. To apply the net proceeds of the Offering as described in the Offering Documents.

     D. To comply with the terms of the Subscription Documents, Units, Warrants and the Placement Agent Warrants.

     E. To issue to the Placement Agent or its designees, at the Closing, the Placement Agent Warrants and provide for registration by the Company of the Placement Agent Shares issuable upon the exercise thereof.

     F. To keep available out of the Company's authorized and designated Common Stock, solely for the purpose of issuance upon the exercise of the Warrants and the Placement Agent Warrants, such number of Warrant Shares and Placement Agent Shares.

     G. To execute, at and conditioned upon the Closing, an Investment Banking Advisory Agreement with the Placement Agent in connection with the Company's future financings, combinations and/or its general corporate finance or corporate advisory needs. Such agreement shall be for a minimum of twelve (12) months and shall be non-exclusive. The Placement Agent will have a first right of refusal for eighteen (18) months after the Closing to co-lead manage any contemplated capital raise for Twenty Five Million Dollars ($25,000,000) and less as co-manager. The Placement Agent shall be entitled to a minimum of two percent (2%) cash compensation on gross proceeds of any such contemplated capital raise. The Placement Agent's compensation for corporate finance and combination transactions shall be determined, on a case-by-case basis, by mutual agreement of the Company and the Placement Agent.

     H. To provide the Placement Agent with a copy of a duly executed escrow agreement in the form previously delivered to you regarding the deposit of funds pending the Closing with the Escrow Agent within seven (7) days from the date hereof.

     I. To compose Pubco's Board of Directors in a manner that is reasonably acceptable to the Placement Agent, which such composition shall include at least a majority of "independent" directors, within six (6) months of the Closing, and to appoint the Placement Agent designated non-voting observer to Pubco's Board of Directors at the Closing for a two (2) year period following the Closing. Such observer shall be entitled to receive reimbursement for reasonably incurred expenses and all data as and when received by voting members. However, it is expressly understood that such appointee will only be present at meetings of the Board of Directors where the Secretary and Treasurer are also present. Accordingly, such appointee will not participate in unofficial ad-hoc meetings, conference calls or executive sessions of the Board of Directors.

     J. To execute and deliver employment agreements with RedRoller's key management in forms reasonably acceptable to the Placement Agent and its counsel.

     K. To provide quarterly financial projections and a budget of Pubco's for the two-year period following the Offering, as approved by Pubco's Board of Directors.

     L. To effectuate the closing of the Merger.

     M. In the event the Company elects not to proceed with the Offering prior to October 31, 2007 for any reason other than the Placement Agent's bad faith in processing the transaction, or if the Placement Agent elects not to proceed due to a material breach by the Company of any representation, warranty or covenant contained in this Placement Agent Agreement, or as a result of the Company's willful failure to meet any of the conditions to the Offering previously described, to pay the Placement Agent, exclusive of any payments otherwise made, for its time, efforts and lost opportunities, a "break-up" fee of Two Hundred Thousand Dollars ($200,000) PLUS One Hundred Thousand (100,000) Placement Agent Warrants or, if the Offering Documents have been distributed to potential purchasers of Units, Four Hundred Thousand Dollars ($400,000) PLUS Two Hundred Thousand (200,000) Placement Agent Warrants. Notwithstanding the foregoing, in the event that the Units to be sold in connection with the Minimum Offering shall represent more than 20% of the fully-diluted shares of capital stock of the Company, the Company may elect to not proceed with the Offering with no such "break-up" fee becoming due and payable as a result of such election.

     N. To convert all series of the Company's issued and outstanding shares of Preferred Stock into shares of its Common Stock and effectuate the subsequent reverse split of such shares to affect a valuation that is mutually acceptable to the Company and the Placement Agent.

7. Indemnification.

     A. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, the directors, officers and employees of the Placement Agent and its affiliates and subagents and selected dealers, and each other person or entity, if any, controlling the Placement Agent or any of its affiliates

(collectively, "Company Indemnified Persons"), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, securityholders or creditors for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof brought by or against any person, including stockholders of the Company, and the cost of any investigation and preparation therefore and defense thereof) (collectively, "Placement Agent Losses") related to or arising out of any statements or omissions made in the Offering Documents or any exhibit thereto or the services, commitment or other obligations undertaken or being considered by the Placement Agent in this Placement Agent Agreement in connection with the sale of the Securities in the Offering (collectively, the "Placement Agent's Role"), and claims relating to any finders or origination fees, except that the indemnification shall not apply to the Placement Agent Losses of an Indemnified Person that are determined by a court of competent jurisdiction in a final judgment not subject to appeal to have resulted from the bad faith or gross negligence of such Indemnified Person or to Placement Agent Losses arising out of a claim under subsection (A) under this
Section 7 as to an alleged omission from or misstatement in, the Offering Documents or any exhibit thereto if either (i) at or prior to the execution of a Subscription Agreement the copy of the Memorandum and exhibits were not sent or delivered to the subscriber or (ii) the alleged untrue statement was corrected or the omission of a material fact alleged was contained in a supplement or amendment to the Memorandum was delivered to the subscriber prior to the written acceptance of the subscriber's Subscription Agreement by the Company. In addition, the indemnification referenced above shall not apply to the Placement Agent Losses of an Indemnified Person that are determined by a court of competent jurisdiction in a final judgment not subject to appeal to have resulted from the bad faith or gross negligence of the Placement Agent.

     B. The Placement Agent agrees to indemnify and hold harmless the Company and RedRoller, their respective affiliates, directors, officers and employees, and each other person or entity, if any, controlling the Company or RedRoller or any of their affiliates (collectively, "Placement Agent Indemnified Persons and, together with the Company Indemnified Persons, the "Indemnified Persons"), from and against, and the Placement Agent agrees that no Placement Agent Indemnified Person shall have any liability to the Placement Agent or its owners, parents, affiliates, securityholders or creditors for any for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof) brought by or against any person, including stockholders or members of the Placement Agent, and the cost of any investigation and preparation therefore and defense thereof (collectively, "Company/RedRoller Losses" and, together with the Placement Agent Losses, "Losses") (i) related to or arising out of any acts or failures to act undertaken or omitted to be taken by the Placement Agent or the Designees in connection with the Offering through their bad faith, willful misconduct or gross negligence, or (ii) in whole or in part upon any (a) inaccuracy in the representations and warranties of the Placement Agents contained herein or (b) any failure of the Placement Agent to perform its obligations hereunder; and to reimburse the Placement Agent Indemnified Parties for any legal and other expense reasonably incurred by such person or entity in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The maximum aggregate payment that the Placement Agent shall be liable to pay out hereunder in respect of indemnification of the Company Indemnified Parties shall be limited, in the aggregate, to the amount of consideration received by the Placement Agent pursuant to this Placement Agent Agreement.

     C. Promptly after receipt by an Indemnified Person (each an "indemnified party") under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof, however, that no delay on the part of the indemnified party in notifying the indemnifying party shall relieve the indemnifying party from any obligation hereunder unless the indemnifying party is prejudiced by such delay. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a single counsel only to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties thereof against the indemnifying party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

     If such an indemnity provided for in this Placement Agent Agreement is unavailable or insufficient for any Indemnified Person with respect to any Losses (other than by reason of the gross negligence or bad faith of such indemnifying party), then the indemnifying party, in lieu of indemnifying such Indemnified Person, will contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as it is appropriate to reflect the relative benefits received by the Company and RedRoller on the one hand, and the Placement Agent, on the other hand, from the transactions contemplated hereunder (the "Transactions"), or (ii) if the allocation provided by (i) above is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in (i) above, but also the relative fault on the Company and RedRoller, on the one hand, and of the Placement Agent on the other hand in connection with statements or omissions that resulted in Losses as well as any other relevant equitable considerations. The relative benefits received by the Company and RedRoller on the one hand, and the Placement Agent, on the other hand shall be deemed to be in the same proportion as the total proceeds from the Transactions (net of sales commissions, but before deducting other expenses) received by the Company bear to the commissions received by the Placement Agent. The relative fault of the Company and RedRoller, on the one hand, and the Placement Agent, on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to the information supplied by the Company and RedRoller, on the one hand, and the Placement Agent, on the other hand, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, RedRoller and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

THE PLACEMENT AGENT HEREBY AGREES AND THE COMPANY HEREBY AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SECURITYHOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE PLACEMENT AGENT'S ROLE OR THIS PLACEMENT AGENT AGREEMENT.

8. Payment of Expenses.

     Whether or not the Offering is successfully completed, the Company and RedRoller hereby agree to bear all of the customary reasonable expenses in connection with the Offering, including, but not limited to the following: due diligence, background examinations of the Company's and RedRoller's officers, directors, controlling persons and key employees, travel, lodging, filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of offering material, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's and RedRoller's counsel and accountants, issue and transfer taxes, if any, "Blue Sky" counsel fees and expenses of Company's counsel and the legal fees and expenses of the Placement Agent's counsel in an amount not to exceed $30,000. It is agreed that the Company's counsel shall perform the required Blue Sky legal services.

9. Conditions of the Closing

     Provided the Offering shall have been subscribed for and funds representing such amount thereof shall have cleared, the Closing shall be held at the offices of the Placement Agent's counsel or such other place as mutually agreed upon by the parties hereto. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties, in all material respects, of the Company and, as applicable, RedRoller herein as of the date hereof and as of the date of the Closing as if such representations and warranties had been made on and as of the Closing; the accuracy on and as of the date of the Closing of the statements of the officers of the Company and RedRoller made pursuant to the provisions hereof; and the performance by the Company and RedRoller on and as of the Closing of its covenants and obligations hereunder and to the following further conditions:

     A. At the Closing, the Placement Agent shall receive the opinion of Clark Wilson LLP, counsel to the Company, dated as of the date of the Closing, which opinion shall be acceptable to the Placement Agent's counsel in connection with this Offering and in the form attached hereto as Exhibit A.

     B. At or prior to the Closing, counsel for the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling it to review or pass upon the matters referred to in this Placement Agent Agreement and the Offering Documents, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions contained herein.

     C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the financial condition or operations except where such change would not have a material adverse effect or the business activities, financial or otherwise, of the Company, RedRoller or its subsidiary from the latest dates as of which such condition is set forth in the Offering Documents; (ii) there shall have been no material transaction, not in the ordinary course of business, entered into by the Company, RedRoller or its subsidiary which has not been disclosed as having taken place or being contemplated in the Offering Documents or to the Placement Agent in writing; (iii) neither the Company nor RedRoller shall be in default under any provision of any instrument relating to any outstanding indebtedness, excluding trade payables, for which a waiver or extension has not been otherwise received except where such default would not have a material adverse effect;
(iv) except as set forth in the Offering Documents or in the Schedules to this Agreement, the Company shall not have issued any securities (other than those set forth in the Offering Documents or pursuant to the exercise of outstanding warrants or options) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any material adverse change in the indebtedness (long or short term) or liabilities or obligations of the Company and its subsidiaries (contingent or otherwise); (v) no material amount of the assets of the Company, RedRoller or its subsidiary shall have been pledged or mortgaged, except with respect to assets in the normal course of business and as indicated in the Offering Documents or in the Schedules to this Placement Agent Agreement; and (vi) no action, suit or proceeding, at law or in equity, against the Company, RedRoller or its subsidiary or affecting any of their respective properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could have a material adverse effect, except as set forth in the Offering Documents or in the Schedules of this Placement Agent Agreement.

     D. Subject to the filing of any necessary state "Blue Sky" filings, the Offering will become qualified or be exempt from qualification under the securities laws of the several states as contemplated by Section 6(B) hereof no later than the date of the Closing and no stop order suspending the sale of the Units shall have been issued, and no proceedings for that purpose shall have been initiated or threatened.

     E. At the Closing, the Placement Agent shall have received certificates of the Company and RedRoller signed by their respective chief executive officers and chief financial officers, dated as of the date of the Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the date of the Closing, the representations and warranties of the Company and RedRoller set forth herein are true and correct.

     F. At or prior to the Closing, the closing of the Merger shall have occurred.

     G. The Company, RedRoller and the Placement Agent shall have executed the Placement Agent Agreement and the Placement Agent shall have been delivered the Company's counsel's opinion in accordance therewith.

     H. There shall be reasonable satisfaction by the Placement Agent with its ongoing due diligence of the Company, RedRoller and any its subsidiary, including, but not limited to, the Company's and RedRoller's financial condition, business prospects, acquisition targets, management and respective Boards of Directors. This also includes satisfactory background examinations of the Company's and RedRoller's officers, directors, controlling persons and key employees.

     I. RedRoller shall have delivered to the Placement Agent at Closing an annual projection of its operations, financial position and cash flow of RedRoller and its Subsidiary, as approved by the Board of Directors and executive officers of RedRoller.

     J. RedRoller shall have delivered employment agreements with key management reasonably acceptable to the Placement Agent and its counsel

     K. RedRoller shall have delivered quarterly financial projections and a budget of the Company for the two-year period following the Offering, as approved by the Company's Board of Directors.

     L. RedRoller shall have delivered comfort representation from the Company's bank creditors.

     M. Pubco shall have appointed the Placement Agent designated non-voting observer to Pubco's Board of Directors at the initial closing for a two (2) year period following the initial closing of the Offering. Such observer shall be entitled to receive reimbursement for reasonably incurred expenses and all data as and when received by voting members. However, it is expressly understood that such appointee will only be present at meetings of Pubco's Board of Directors where the Secretary and Treasurer are also present. Accordingly, such appointee will not participate in unofficial ad-hoc meetings, conference calls or executive sessions of the Board of Directors.

10. Termination.

     This Placement Agent Agreement shall terminate if the Closing does not take place on or before seven (7) business days following the termination of the Offering Period. In the event that the Offering is not successfully completed, then the Company shall immediately pay to the Placement Agent the amount of its reasonable, documented out-of-pocket expenses incurred in connection with the offer of the Securities, plus the Placement Agent's legal expenses except that the Company shall not be responsible for any fees or expenses of the Placement Agent's legal counsel in excess of $30,000 without the Company's prior written approval. Upon any termination of the Offering, all subscription documents and payments for the Securities not previously delivered to the purchasers thereof, shall be returned to the respective subscribers, without interest thereon or deduction therefrom, and no party hereto shall have any further obligation to the other, except as specifically provided herein.

11. Miscellaneous.

     A. This Placement Agent Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

     B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered, sent by overnight courier or faxed, addressed as follows:

     To the Placement Agent:

              Joseph Gunnar & Co., LLC
              30 Broad Street
              New York, New York 10004
              Fax:  (212) 440-9668
              Attention:  Stephan A. Stein

     with a copy to:

              Cozen O'Connor
              1627 I Street, NW, Suite 1100
              Washington, DC 20006
              Fax (202) 912-4830
              Attention: Ralph V. De Martino, Esq.


     To the Company:

              Aslahan Enterprises Ltd.
              Suite 123 - 2498 West 41st Avenue
              Vancouver, British Columbia, V6M 2A7
              Canada
              Attention: Tina Sangha
     with a copy to:

              Clark Wilson LLP
              800 - 885 West Georgia Street
              Vancouver B.C. V6C 3H1
              Attn: William L. MacDonald


     To RedRoller:

              RedRoller, Inc.
              Soundview Plaza
              1266 East Main Street, 2nd Floor
              Stamford, CT 06902-3546
              Tel:  (203) 286-0100
              Fax:  (203) 852-8512
              Attention: William Van Wyck

              with a copy to:

              DLA Piper US LLP
              33 Arch Street, 26th Floor
              Boston, MA  02116
              Tel:  (617) 406-6063
              Fax: (617) 406-6163
              Attention: Francis J. Feeney, Jr., Esq.

or to such other address of which written notice is given to the others.

     C. This Placement Agent Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Placement Agent Agreement shall be brought and prosecuted only in federal and state courts in the City, County and State of New York. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

     D. This Placement Agent Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto with respect to the subject Offering and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     E. If any provision of this Placement Agent Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Placement Agent Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Placement Agent Agreement as of the date first written above.


                                          ASLAHAN ENTERPRISES LTD.

                                          By: /s/ Tina Sangha
                                              ----------------------------
                                              Name: Tina Sangha
                                              Title: President


                                          REDROLLER, INC.

                                          By: /s/ William Van Wyck
                                              ----------------------------
                                              Name: William Van Wyck
                                              Title: Chief Executive Officer



JOSEPH GUNNAR & CO., LLC

By: /s/ Stephen A. Stein
    -------------------------
    Name: Stephan A. Stein
    Title: Chief Operating Officer

                                    EXHIBIT A

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to enter into and perform its obligations under the [transaction documents], and to carry out the transactions contemplated by the [transaction documents] and each other document or instrument executed by it in connection therewith or pursuant thereto, including the sale, issuance and delivery of the Units and the issuance and delivery of the [conversion shares] upon conversion of the Warrants.

     2. The execution and delivery of the [transaction documents] by the Company, the performance of the Company's obligations thereunder and the sale, issuance and delivery of the Units, have been duly and validly authorized by all necessary actions on the part of the Company, its directors and its stockholders and each of the [transaction documents] constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, [subject to the qualifications set out in paragraph numbered __ below]. Assuming a sufficient number of authorized but unissued shares of common stock of the Company, par value $0.001 per share, are available for issuance when the Warrants are exercised for shares of common stock of the Company, par value $0.001 per share, the [conversion shares], when issued and delivered upon conversion of the Warrants in accordance with the Warrants, will be validly issued, fully paid and nonassessable.

     3. The execution and delivery by the Company of the [transaction documents], and the consummation by the Company of the transactions contemplated thereby, do not (a) to our knowledge, violate the provisions of any U.S. federal law, rule or regulation applicable to the Company or the [Nevada corporate law];
(b) to our knowledge, violate the provisions of the [Charter] or [By-laws]; (c) to our knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party.

     4. The issuance and sale of the Units is not, and the issuance of the [conversion shares] upon conversion of the Warrants in accordance with the Warrants will not be subject to any statutory preemptive rights under the [Nevada corporate law], or similar rights under the [Charter] or [By-laws].

                                 SCHEDULE 5(III)

     1. RedRoller has issued promissory notes convertible into 3,333,333 shares (the "(B)(2) Shares") of RedRoller Series B(2) Preferred Stock. Prior to the Closing, all such notes shall be converted into the B(2) Shares.

     2. Holders of RedRoller preferred stock have certain anti-dilution rights. Prior to the Closing, RedRoller intends to obtain the number of stockholder votes necessary to convert all shares of RedRoller preferred stock, including the B(2) Shares, into shares of RedRoller common stock.

     3. RedRoller and all holders of capital stock of RedRoller have entered in that certain Stockholders' Agreement, dated as of February 22, 2005 (the "Stockholders' Agreement"), which provides for, amongst other things, certain rights of first refusal, pre-emptive rights and registration rights with respect to shares of RedRoller capital stock. Prior to the Closing, RedRoller intends to obtain the number of stockholder votes necessary to terminate the Stockholders Agreement.

                                 SCHEDULE 5(XII)

     1. RedRoller has not filed a tax federal and state tax returns for fiscal year 2006. It has applied for and was granted extensions to file these tax returns and intends to do so prior to the Closing.

     2. TSE has not filed a tax federal and state tax returns for fiscal year 2006. It has applied for and was granted extensions to file these tax returns and intends to do so prior to the Closing.



















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